                                    [Logo]
                             -------------------
                                     THE
                                COLONIAL FUND
                             -------------------
                                ANNUAL REPORT
                               October 31, 1995
                             -------------------

[photo]

--------------------------------------------------------------------------------
                         THE COLONIAL FUND HIGHLIGHTS

                     NOVEMBER 1, 1994 - OCTOBER 31, 1995

INVESTMENT OBJECTIVE: The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.

THE FUND IS DESIGNED TO OFFER:

      - Long-term returns
      - Protection in down markets
      - Quarterly dividend income

PORTFOLIO MANAGER COMMENTS: "The strong returns posted by the Fund demonstrate the validity of its investment strategy. We believe our value investing approach helped the Fund to fully participate in 1995's prolonged stock market rally."

                        THE COLONIAL FUND PERFORMANCE

                                                    CLASS A        CLASS B
Inception date                                      4/30/82*       5/5/92
--------------------------------------------------------------------------
Distributions declared per share                    $ 0.713        $0.652
--------------------------------------------------------------------------
Total return, assuming reinvestment
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
12 months                                             21.72%        20.84%
--------------------------------------------------------------------------
Net asset value per share at 10/31/95               $  8.94        $ 8.93
--------------------------------------------------------------------------

* Date Fund adopted current investment objectives.

TOP FIVE HOLDINGS**             TOP FIVE SECTORS**+
(as of 10/31/95)                (as of 10/31/95)
1. Conrail Inc.                 1. Financials..............15.27%
2. Textron Inc.                 2. Utilities...............11.78%
3. IBP Inc.                     3. Technology..............10.33%
4. American Brands, Inc.        4. Transportation...........7.80%
5. Cigna Corp.                  5. Consumer Staples.........7.49%


** There can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.
+  Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget.  The Sector classifications used on this page are based upon Colonial defined criteria as used in the investment process.  Percentages are based on total net assets.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE

TO FUND SHAREHOLDERS

[PHOTO OF JOHN A. MCNEICE, JR.] During the 12 months ended October 31, 1995, the U.S. stock market provided attractive returns for investors. This positive performance was a reflection of moderate economic growth and low inflation in the United States. In terms of performance, large-capitalization "blue chip" stocks set the pace for the rest of the U.S. equity market, although small capitalization and foreign stocks also did well. All of these markets have benefited from declining interest rates. Also, stocks from companies with extensive overseas operations, especially those in the technology sector, benefited from the decline in value of the U.S. dollar.

Daniel Rie, Lead Portfolio Manager of The Colonial Fund, believes that both economic growth and inflation will remain moderate in the months ahead. Should this outlook prove true, the value stocks in which your Fund invests should continue to provide investors with positive returns. In the following report, Dan comments on the Fund's management strategy and on key issues affecting stocks worldwide.

Respectfully,

/s/ John A. McNeice, Jr.
John A. McNeice, Jr.
President
December 11, 1995

--------------------------------------------------------------------------------

                         PORTFOLIO MANAGEMENT REPORT

DANIEL RIE is Senior Vice President of Colonial Management Associates, Inc., and Lead Portfolio Manager of The Colonial Fund. Dan also directs our equity investment group. He has over 21 years of investment experience.

STOCK SELECTION CRITERIA TAKES ADVANTAGE OF MARKET: Potential acquisitions for the portfolio's diverse group of holdings must meet one of three value investment criteria: the stock's earnings yield must equal or exceed the yield from long-term U.S. government securities; the stock's dividend yield must be at least two thirds of yields available from long-term U.S. government securities; or the stock's value must be greater than its estimated book value. The first two requirements are directly tied to long-term Treasury bond yields and, consequently, the decline in yields during the fiscal year increased the pool of stocks available for investment by your Fund.

To help us manage risk, we use a technique called benchmarking. We create a benchmark portfolio of stocks by combining the actual holdings of other growth and income funds. We use the benchmark to help us maintain a level of risk equal to or lower than our competition, while using an internal stock selection process to outperform the benchmark.

FUND PERFORMANCE VS. THE S&P 500:   For the year ended October 31, 1995, the
Fund underperformed the Standard & Poor's 500 Index. This is in line with expectations. The Colonial Fund is positioned with a portion of its holdings in U.S. government bonds and foreign stocks. This greater diversification can provide a cushion for the Fund when U.S. markets are down. As a result, performance may not rise as dramatically as U.S. stocks in an up market, such as the one we have seen over the Fund's fiscal year.

U.S., EUROPEAN ECONOMIES FAVORABLE: The U.S. economy was more vigorous during the third quarter of 1995 than in either of the prior two quarters - industrial production increased at an annual rate of 5.7%. We believe interest rates should remain low and inflation will stay under control. Europe's equity markets have also improved. The Bundesbank (Germany's central bank), which generally sets the interest rate trend for Europe, appears reluctant to cut rates aggressively. However, interest rates in many European countries have also begun moving lower.

WEAK DOLLAR HELPS TECHNOLOGY STOCKS: The dollar weakened versus most major currencies, which had a positive impact on technology stocks. Many companies in this sector have significant business dealings overseas. As the dollar weakened, prices for their products became more competitive with foreign companies, reflected in increased profit margins and market share. Our investments in technology stocks, including Micron Technology and Motorola, helped the Fund take advantage of this favorable trend.

FINANCIAL STOCKS ALSO CONTRIBUTE TO PERFORMANCE: Financial stocks like First Interstate Bank provided attractive returns. We took advantage of the increase that occurred in this stock's price when Wells Fargo Bank announced its takeover bid - and our First Interstate investment was sold at a profit.

FOREIGN INVESTMENTS DECREASED: Although foreign markets generally underperformed the U.S., some markets posted relatively strong returns. We made only a slight reduction in foreign investments, from 14.2% of investments on October 31, 1994, to 12.6% at the end of the fiscal year. This

--------------------------------------------------------------------------------

maintained the diversity of the portfolio.

LOOKING AHEAD:   Although the economy should continue to grow through the end of 1995, we believe inflation will remain under control. However, should conditions change, we will make adjustments in the portfolio to take advantage of any new opportunities that may arise in the future.

                 THE COLONIAL FUND INVESTMENT PERFORMANCE VS.
                       THE STANDARD & POOR'S 500 INDEX
                Change in Value of $10,000 from 10/85 - 10/95
                   Based on NAV and MOP  for Class A Shares

--------------------------------------------------------------------------------
LINE CHART DEPICTING THE FOLLOWING:

        Label            A               B               C
-------------------------------------------------------------
Label  TCF data         MOP             NAV             S&P
-------------------------------------------------------------
 1      10/85            9425           10000           10000
 2      12/85           10345           10976           11147
 3                      11875           12580           12755
 4                      12349           13102           13712
 5                      12145           12886           12662
 6      12/86           12593           13361           12954
 7                      14280           15151           15664
 8                      14308           15181           15531
 9                      14905           15814           16227
10      12/87           12458           13218           12691
11                      13870           14716           14344
12                      14547           15434           15132
13                      14750           15650           14934
14      12/88           15169           16094           15339
15                      16137           17122           16803
16                      17037           18077           18485
17                      18307           19424           20502
18      12/89           18203           19314           20791
19                      17863           18953           20143
20                      18171           19280           21338
21                      15993           16969           17544
22      12/90           16838           17865           19727
23                      19024           20185           24255
24                      19348           20528           24077
25                      20481           21731           26370
26      12/91           21237           22533           29610
27                      21847           23179           29460
28                      22272           23631           28545
29                      22549           23925           29655
30      12/92           23989           25453           33137
31                      25807           27381           34224
32                      25924           27506           35022
33                      27062           28713           36782
34      12/93           27458           29133           37761
35                      26791           28426           36327
36                      26409           28020           35003
37                      27617           28824           37372
38      12/94           26880           28520           36408
39                      28975           30743           39389
40                      31596           33523           42824
41                      33731           35788           47004
42      10/95           33357           35392           45795


A $10,000 Investment in Class B shares made on May 5, 1992 (inception), at net asset value would have been valued at $14,415 on October 31, 1995. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $14,115 by October 31, 1995. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of the U.S. stock market.

                         AVERAGE ANNUAL TOTAL RETURN
                   As of 9/30/95 (Most Recent Quarter End)
----------------------------------------------------------------------------------

                                CLASS A SHARES                  CLASS B SHARES
                           Objective Change 4/30/82*           Inception 5/5/92
                               NAV            MOP             NAV           W/CDSC
----------------------------------------------------------------------------------
1 YEAR                       24.16%         17.02%          23.12%          18.12%
----------------------------------------------------------------------------------
5 YEARS                      16.10%         14.73%             --              --
----------------------------------------------------------------------------------
10 YEARS                     13.98%         13.30%             --              --
----------------------------------------------------------------------------------
SINCE INCEPTION/
OBJECTIVE CHANGE             15.31%         14.80%          11.60%          10.92%
----------------------------------------------------------------------------------

* Date Fund adopted current investment  objective.
Past performance cannot predict future results.  Return and value of an investment will vary, resulting in a gain or loss on sale.  All results shown assume reinvestment of distributions.  Net asset value (NAV) return does not include sales charges or CDSC.
Maximum offering price (MOP) return includes the maximum sales charge of 5.75%.  The
CDSC returns reflect charges of: one year, 5.00%; since inception, 3.00%.  Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                             INVESTMENT PORTFOLIO
                       OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 83.4%                          COUNTRY     SHARES     VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 0.7%
 BUILDING CONSTRUCTION - 0.5%
 Koninklijke Volker Stevin NV                    Ne           74     $ 4,772
 Lennar Corp.                                                 32         736
                                                                      ------
                                                                       5,508
                                                                      ------
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.2%
 Cubiertas y Mzov SA                             Sp           20       1,169
 Enterprise Jean Lefebvre SA                     Fr            7         451
                                                                      ------
                                                                       1,620
                                                                      ------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 15.3%
  DEPOSITORY INSTITUTIONS - 3.9%
  Banco de Santander SA                          Sp           18         785
  Bank of Boston Corp.                                        56       2,492
  Bank of Montreal                               Ca          398       8,815
  Banque Nationale de Belgique                   Be            1       1,582
  Canadian Imperial Bank of Commerce             Ca          273       7,400
  First Empire State Corp.                                     4         787
  J.P. Morgan & Co., Inc.                                     93       7,157
  National Australia Bank Ltd.                   Au        1,000       8,545
  NationsBank Corp.                                           24       1,591
  Toronto Dominion Bank                          Ca           50         889
                                                                      ------
                                                                      40,043
                                                                      ------
  HOLDING & OTHER INVESTMENT COMPANIES - 1.2%
  Amev NV                                        Ne           99       6,191
  Avalon Properties, Inc.                                     59       1,141
  Manufactured Home Communities, Inc.                         63       1,031
  Sofina SA                                      Be            8       4,082
                                                                      ------
                                                                      12,445
                                                                      ------
  INSURANCE AGENTS & BROKERS - 0.1%
  Acordia, Inc.                                               30         825
                                                                      ------
  INSURANCE CARRIERS - 7.4%
  AFLAC, Inc.                                                 67       2,714
  Allstate Corp.                                             365      13,427
  American Bankers Insurance Group, Inc.                     151       5,403
  American General Corp.                                      38       1,262
  CNA Financial Corp. (a)                                     25       2,804
  Capitol American Financial Corp.                            88       1,725
  Cigna Corp.                                                235      23,275

                                       6

                    Investment Portfolio/October 31, 1995
---------------------------------------------------------------------------
 Conseco, Inc.                                           117      $   6,054
 Excel Ltd.                                                5            283
 Loews Corp.                                              62          9,032
 Mercury General Corp.                                     6            231
 Orion Capital Corp.                                      20            839
 Providian Corp.                                          41          1,625
 Reinsurance Group of America                              2             52
 Reliaster Financial Corp.                                56          2,355
 US Life Corp.                                           181          5,170
                                                                  ---------
                                                                     76,251
                                                                  ---------

 NONDEPOSITORY CREDIT INSTITUTIONS - 1.0%
 American Express Co.                                     50          2,031
 Green Tree Financial Corp.                              288          7,679
                                                                  ---------
                                                                      9,710
                                                                  ---------

 REAL ESTATE - 0.2%
 New World Development Co. Ltd.                  HK      500          1,947
 Societe Francaise d'Investissements
  Immobiliers et de Gestion                      Fr        4            286
                                                                  ---------
                                                                      2,233
                                                                  ---------

 SECURITY BROKERS & DEALERS - 1.5%
 A.G. Edwards, Inc.                                      216          5,499
 Alex Brown, Inc.                                        169          8,275
 John Nuveen & Co., Inc. Class A                           9            205
 Quick & Reilly Group, Inc.                               44          1,045
                                                                  ---------
                                                                     15,024
                                                                  ---------
---------------------------------------------------------------------------
MANUFACTURING - 42.5%
 CHEMICALS - 4.8%
 ARCO Chemical Co.                                        13            617
 Akzo Nobel NV                                   Ne       63          3,621
 American Home Products Corp.                             60          5,318
 Bristol-Myers Squibb Co.                                 19          1,479
 Eastman Chemical Co.                                    111          6,593
 Norsk Hydro A.S. ADR                            No       30          1,184
 Rhone-Poulenc Rorer, Inc.                       Fr       96          4,515
 Sherwin-Williams Co.                                     34          1,294
 Union Carbide Corp.                                     533         20,176
 Upjohn Co.                                               75          3,791
 Wellman, Inc.                                            30            714
                                                                  ---------
                                                                     49,302
                                                                  ---------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 2.8%
 CTS Corp.                                                31          1,031
 General Electric Co.                                     15            949
 Helen of Troy Ltd.                                       17            305

                                       7


                Investment Portfolio/October 31, 1995
-------------------------------------------------------------------
COMMON STOCKS - CONT.                COUNTRY    SHARES        VALUE
-------------------------------------------------------------------
 MANUFACTURING - CONT.
 Electronic & Electrical Equipment - Cont.
 National Semiconductor Corp. (a)                  297    $   7,232
 Texas Instruments, Inc.                           268       18,284
 United Industrial Corp.                           140          717
                                                          ---------
                                                             28,518
                                                          ---------

 FABRICATED METAL - 0.2%
 Amcast Industrial Corp.                            20          347
 Harsco Corp.                                       39        2,036
                                                          ---------
                                                              2,383
                                                          ---------

 FOOD & KINDRED PRODUCTS - 5.0%
 Archer Daniels Midland Co.                        279        4,492
 Bongrain SA                              Fr        (b)         212
 CPC International, Inc.                            16        1,049
 Golden Enterprises, Inc.                            5           47
 H.J. Heinz Co.                                     26        1,209
 IBP, Inc.                                         413       24,728
 Korn-OG Foderstof Kompagniet AS (a)      De        45        2,060
 Seagrams Co. Ltd.                                 431       15,520
                                                          ---------
                                                             50,831
                                                          ---------

 FURNITURE & FIXTURES - 0.0%
 Kimball International, Class B                      4          102
                                                          ---------

 LEATHER - 0.1%
 Justin Industries, Inc.                            95          952
                                                          ---------

 LUMBER & WOOD PRODUCTS - 0.8%
 Weyerhaeuser Co.                                  190        8,384
                                                          ---------

 MACHINERY & COMPUTER EQUIPMENT - 6.9%
 Bucher Holdings AG                       Sz         6        3,951
 Diebold, Inc.                                      29        1,537
 Dresser Industries, Inc.                           50        1,040
 Hewlett-Packard Co.                               117       10,856
 International Business Machines Corp.             164       15,949
 Kaydon Corp.                                       22          644
 Seagate Technology, Inc. (a)                      510       22,840
 Sun Microsystems, Inc. (a)                        175       13,681
 Tecumseh Products Co., Class A                      8          367
                                                          ---------
                                                             70,865
                                                          ---------


 MEASURING & ANALYZING INSTRUMENTS - 2.6%
 Baxter International, Inc.                        447       17,269
 Emerson Electric Co.                               22        1,582

                                      8

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

 Litton Industries, Inc. (a)                                  26     $ 1,042
 Raytheon Co.                                                155       6,762
                                                                      ------
                                                                      26,655
                                                                      ------
 MISCELLANEOUS MANUFACTURING - 0.1%
 Callaway Golf Co.                                            33         544
                                                                      ------
 PAPER & PAPER MILLS - 0.6%
 Chesapeake Corp.                                             18         554
 Kimberly Clark Corp.                                         24       1,714
 Willamette Industries, Inc.                                  75       4,321
                                                                      ------
                                                                       6,589
                                                                      ------
 PETROLEUM REFINING - 2.3%
 British Petroleum Co. ADR                       UK           13       1,138
 Elcor Corp.                                                  59       1,245
 Exxon Corp.                                                 203      15,504
 Mobil Corp.                                                  58       5,793
                                                                      ------
                                                                      23,680
                                                                      ------
 PRIMARY METAL - 1.5%
 Asarco, Inc.                                                153       4,918
 Carpenter Technology Corp.                                   58       2,185
 J&L Specialty Steel, Inc.                                    77       1,264
 Magma Copper Co., Class B                                   385       6,454
                                                                      ------
                                                                      14,821
                                                                      ------
 PRIMARY SMELTING - 1.8%
 National Power PLC ADR                          UK           34       1,080
 Phelps Dodge Corp.                                          272      17,206
                                                                      ------
                                                                      18,286
                                                                      ------
 PRINTING & PUBLISHING - 0.6%
 CSS Industries, Inc. (a)                                     25         566
 E.W. Scripps Co.                                              7         249
 New York Times Co., Class A                                 126       3,499
 Standard Register Co.                                        84       1,895
                                                                      ------
                                                                       6,209
                                                                      ------
 RUBBER & PLASTIC - 2.1%
 Goodyear Tire & Rubber Co.                                  473      17,959
 Myers Industries, Inc.                                       22         316
 Wynn's International, Inc.                                  129       3,535
                                                                      ------
                                                                      21,810
                                                                      ------
 TEXTILE MILL PRODUCTS - 0.1%
 Interface, Inc., Class A                                     10         151
 Springs Industries, Inc.                                     17         729
                                                                      ------
                                                                         880
                                                                      ------

                                       9


             Investment Portfolio/October 31, 1995"
----------------------------------------------------------------
COMMON STOCKS - CONT.               COUNTRY   SHARES       VALUE
----------------------------------------------------------------
MANUFACTURING - CONT.
 Tobacco Products - 2.3%
 American Brands, Inc.                           553   $  23,718
                                                       ---------

 TRANSPORTATION EQUIPMENT - 7.9%
 A.O. Smith Corp.                                  9         191
 General Dynamics Corp.                          228      12,636
 McDonnell Douglas Corp.                         188      15,353
 Modine Manufacturing Co.                         20         550
 Paccar, Inc.                                     74       3,073
 Peugeot SA                              Fr       20       2,610
 Simpson Industries, Inc.                        107         897
 Societe Europeane de Propulsion SA      Fr        2         119
 TRW, Inc.                                       120       7,883
 Textron, Inc.                                   401      27,555
 Thiokol Corp.                                   265       9,169
 Toyota Motor Corp. ADR                  Ja       27       1,002
                                                       ---------
                                                          81,038
                                                       ---------
----------------------------------------------------------------
MINING - 0.9%
 METAL MINING
 Cleveland-Cliffs, Inc.                           42       1,562
 Cyprus Amax Minerals Co.                        282       7,354
                                                       ---------
                                                           8,916
                                                       ---------
----------------------------------------------------------------
RETAIL TRADE - 3.5%
 APPAREL & ACCESSORY STORES - 0.0%
 DEB Shops, Inc.                                  25          92
                                                       ---------

 GENERAL MERCHANDISE STORES - 3.1%
 Dillard Department Stores, Inc., Class A        409      11,086
 May Department Stores Co.                       274      10,766
 Waban, Inc. (a)"                                625       9,759
                                                       ---------
                                                          31,611
                                                       ---------

 HOME FURNISHINGS & EQUIPMENT - 0.1%
 Sun Television and Appliances                   164         901
                                                       ---------

 MISCELLANEOUS RETAIL - 0.3%
 Rite Aid Corp.                                   98       2,638
                                                       ---------

----------------------------------------------------------------
SERVICES - 0.3%
 ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.3%
 Enron Global Power & Pipelines                   30         729
 International-Muller NV                 Ne       36       2,606
                                                       ---------
                                                           3,335
                                                       ---------

                                      10

                     Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------

 Hotels, Camps & Lodging - 0.0%
 Harbour Centre Development                      HK          416     $   465
                                                                      ------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 18.4%
 AIR TRANSPORTATION - 1.2%
 British Airways PLC ADR                         UK            7         479
 Federal Express Corp. (a)                                   140      11,522
                                                                      ------
                                                                      12,001
                                                                      ------
 COMMUNICATIONS - 2.7%
 Ameritech Corp.                                             105       5,670
 NYNEX Corp.                                                 124       5,804
 Southern New England Telecommunications Corp.                30       1,084
 Southwestern Bell Corp. Communications Inc.                 262      14,662
 Telefonos de Mexico Class L ADR                 Mx           30         825
                                                                      ------
                                                                      28,045
                                                                      ------
 ELECTRIC, GAS & SANITARY SERVICES - 1.4%
 Gas y Electrica Series 2 SA                     Sp          224      11,016
 Illinova Corp.                                               97       2,744
 Teco Energy, Inc.                                            36         855
                                                                      ------
                                                                      14,615
                                                                      ------
 ELECTRIC SERVICES - 4.8%
 Boston Edison Co.                                            48       1,319
 DQE, Inc.                                                    42       1,160
 Detroit Edison Co.                                           34       1,131
 Empresa Nacional De Electrica ADR               Sp           23       1,141
 Florida Progress Corp.                                       72       2,395
 Houston Industries, Inc.                                    193       8,960
 NIPSCO Industries, Inc.                                      35       1,274
 New England Electric System                                  57       2,227
 New York State Electric & Gas Corp.                         180       4,545
 Northern States Power Co.                                    26       1,224
 Pinnacle West Capital Corp.                                 126       3,459
 Portland General Corp.                                       75       2,024
 Unicom Corp.                                                528      17,276
 Union Electrica Fenosa SA                       Sp          177         824
 Wisconsin Energy Corp.                                       25         735
                                                                      ------
                                                                      49,694
                                                                      ------
 GAS SERVICES - 0.5%
 Consolidated Natural Gas Co.                                 69       2,633
 Energen Corp.                                                78       1,756
 Laclede Gas Co.                                              47         947
                                                                      ------
                                                                       5,336
                                                                      ------

                                      11

                    Investment Portfolio/October 31, 1995
------------------------------------------------------------------
COMMON STOCKS - CONT.               COUNTRY   SHARES       VALUE
------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  RAILROAD - 4.6%
  Burlington Northern Santa Fe Co.                  83    $  6,978
  CSX Corp.                                         68       5,695
  Conrail, Inc.                                    454      31,206
  Norfolk Southern Corp.                            47       3,631
                                                          --------
                                                            47,510
                                                          --------
  SANITARY SERVICES - 2.3%
  North West Water PLC                    UK     1,096      10,297
  Northumbrian Water Group PLC            UK       352       5,522
  Severn Trent Water PLC                  UK       403       4,080
  Yorkshire Water PLC                     UK       412       3,992
                                                          --------
                                                            23,891
                                                          --------
  TRANSPORTATION SERVICES - 0.1%
  Cross Harbour Tunnel Co.                HK       307         586
                                                          --------
  WATER TRANSPORTATION - 0.8%
  American Presidents Co. Ltd.                     292       7,079
  Overseas Shipholding Group, Inc.                  45         760
                                                          --------
                                                             7,839
                                                          --------
------------------------------------------------------------------
WHOLESALE TRADE - 1.8%
  Durable Goods - 1.3%
  Beers N.V. (a)                          Ne        43       6,762
  Pioneer Standard Electronics, Inc.               480       6,655
                                                          --------
                                                            13,417
                                                          --------
  NONDURABLE GOODS - 0.5%
  Bergen Brunswig Corp., Class A                   120       2,484
  International Multifoods Corp.                    58       1,179
  Nash Finch Co.                                    60       1,064
                                                          --------
                                                             4,727
                                                          --------
TOTAL COMMON STOCKS (cost of $686,892)                     854,845
                                                          --------

                                 MATURITIES
BONDS AND NOTES - 9.9%   COUPON    FROM/TO      PAR
------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
  GOVERNMENT AGENCIES - 6.3%
  Federal National Mortgage Association,
                          6.500%   2007-2009  $ 65,061      64,532
                                                            ------
  GOVERNMENT OBLIGATIONS - 3.6%
  U.S. Treasury Notes,    7.875%   4/15/98      35,085      36,823
                                                            ------


                    Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (cost of  $101,934)                                $  101,355
                                                               ----------


CORPORATE FIXED-INCOME  BONDS & NOTES - 0.1%
-------------------------------------------------------------------------
MANUFACTURING - 0.1%
 PRINTING & PUBLISHING
 Time Warner, Inc.
 (cost of $619)                    8.750%    1/10/15 $    603  $      603
                                                               ----------

CORPORATE ADJUSTABLE RATE  BONDS & NOTES - 0.1%
-------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
 PIPELINES
 SFP Pipeline Holdings (c)
 (cost of $720)        11.163%  08/15/10                  600         756
                                                               ----------

TOTAL BONDS & NOTES (cost of $103,273)                            102,741
                                                               ----------

PREFERRED STOCKS - 0.1%                                SHARES
---------------------------------------------------------------------------
SERVICES - 0.1%
 BUSINESS SERVICES
 General Motors Corp., $3.25 (cost of $1,148)              21       1,386
                                                               ----------


TOTAL INVESTMENTS - 93.6% (cost of $791,313)(d)                   958,972
                                                               ----------

SHORT-TERM OBLIGATIONS - 5.5%                             PAR
---------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust
 Securities Corp., dated 10/31/95, due 11/01/95
 at 5.875% collateralized by U.S. Treasury
 notes with various maturities to 1997, market
 value $57,590 (repurchase proceeds $56,406)         $ 56,397      56,397
                                                               ----------


OTHER ASSETS & LIABILITIES, NET - 0.9%                              9,732
---------------------------------------------------------------------------

NET ASSETS- 100%                                               $1,025,101
                                                               ----------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------

(a) Non-income producing.
(b) Rounds to less than one.
(c) Interest rates change quarterly. The rate listed is as of October 31, 1995.
(d) Cost for federal income tax purposes is $791,338.

                                      13

                    Investment Portfolio/October 31, 1995
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
===============================================================================

Summary of Securities by Country           Country      Value       % of Total
-------------------------------------------------------------------------------
United States                                 $      $ 841,972         87.8
United Kingdom                                UK        26,588          2.8
Netherlands                                   Ne        23,952          2.5
Canada                                        Ca        17,104          1.8
Spain                                         Sp        14,935          1.6
Australia                                     Au         8,545          0.9
France                                        Fr         8,193          0.9
Belgium                                       Be         5,664          0.6
Switzerland                                   Sz         3,950          0.4
Hong Kong                                     HK         2,998          0.3
Denmark                                       De         2,060          0.2
Norway                                        No         1,184          0.1
Japan                                         Ja         1,002          0.1
Mexico                                        Mx           825          0.0
                                                      --------        -----
                                                     $ 958,972        100.0
                                                      ========        =====
</Table

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



See notes to financial statements.

                                      14


                      STATEMENT OF ASSETS & LIABILITIES
                               OCTOBER 31, 1995
          (in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $791,313)                    $   958,972
Short-term obligations                                       56,397
                                                        -----------
                                                          1,015,369
Cash held in foreign banks (cost $167)      $      168
Receivable for:
 Investments sold                               29,494
 Fund shares sold                                2,000
 Dividends                                       1,128
 Interest                                          508
 Foreign tax reclaims                              173
 Other                                              78       33,549
                                            ----------  -----------
  Total Assets                                            1,048,918

LIABILITIES
Payable for:
 Investments purchased                          22,583
 Fund shares repurchased                         1,144
Accrued:
 Deferred Trustees fees                              4
Other                                               86
 Total Liabilities                          ----------
                                                             23,817
                                                        -----------

NET ASSETS                                              $ 1,025,101
                                                        ===========

Net asset value & redemption price per share -
Class A ($667,611/74,693)                               $      8.94
                                                        ===========
Maximum offering price per share - Class A
($8.94/0.9425)                                          $      9.49 (a)
                                                        ===========
Net asset value & offering price per share -
Class B ($353,831/39,635)                               $      8.93 (b)
                                                        ===========
Net asset value price per share - Class Z
($3,659/409)                                            $      8.94
                                                        ===========
COMPOSITION OF NET ASSETS
Capital paid in                                         $   783,284
Undistributed net investment income                             136
Accumulated net realized gain                                74,039
Net unrealized appreciation (depreciation) on:
 Investments                                                167,659
 Foreign currency transactions                                  (17)
                                                        -----------
                                                        $ 1,025,101
                                                        ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

                                      15

                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1995
(in thousands)
INVESTMENT INCOME
Dividends                                                            $ 22,620
Interest                                                               10,055
                                                                      -------
   Total investment income (net of nonrebatable
   foreign taxes withheld at source which
   amounted to $616)                                                   32,675

EXPENSES
Management fee                                       $ 5,006
Service fee - Class A                                  1,379
Service fee - Class B                                    749
Distribution fee - Class B                             2,254
Transfer agent                                         2,685
Bookkeeping fee                                          328
Trustees fee                                              40
Custodian fee                                            127
Audit fee                                                 44
Legal fee                                                  9
Registration fee                                          72
Reports to shareholders                                   28
Other                                                    107           12,828
                                                      ------          -------
   Net Investment Income                                               19,847
                                                                      -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                           73,755
Foreign currency transactions                             46
                                                      ------
  Net Realized Gain                                                    73,801
Net unrealized appreciation (depreciation) during
the period on:
Investments                                           85,116
Foreign currency transactions                            (17)
                                                      ------
  Net Unrealized Appreciation                                          85,099
                                                                      -------
   Net Gain                                                           158,900
                                                                      -------
Net Increase in Net Assets from Operations                           $178,747
                                                                      =======





See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS



(in thousands)                                 Year ended October 31
                                               ---------------------
INCREASE (DECREASE) IN NET ASSETS                  1995      1994
Operations:
Net investment income                          $   19,847  $  13,905
Net realized gain                                  73,801     50,974
Net unrealized appreciation (depreciation)         85,099    (61,930)
                                               ----------  ---------
  Net Increase from Operations                    178,747      2,949
Distributions:
From net investment income - Class A              (15,424)   (10,658)
From net realized gains - Class A                 (34,321)   (15,320)
From net investment income - Class B               (5,439)    (2,687)
From net realized gains - Class B                 (16,631)    (4,145)
From net investment income - Class Z                  (15)     -
                                               ----------  ---------
                                                  106,917    (29,861)
                                               ----------  ---------

Fund Share Transactions (a):
Receipts for shares sold - Class A                 73,553     96,683
Receipts for shares issued in the
 acquisition of Liberty Financial
 Growth and Income Fund                            36,806      -
Value of distributions reinvested - Class A        44,428     22,779
Cost of shares repurchased - Class A             (114,120)   (62,378)
                                               ----------  ---------
                                                   40,667     57,084
                                               ----------  ---------
Receipts for shares sold - Class B                 76,326    169,110
Value of distributions reinvested - Class B        20,808      6,421
Cost of shares repurchased - Class B              (42,629)   (28,224)
                                               ----------  ---------
                                                   54,505    147,307
                                               ----------  ---------
Receipts for shares sold - Class Z                  3,600      -
Value of distributions reinvested - Class Z            15      -
                                                    3,615      -
                                               ----------  ---------
Net Increase from Fund Share
 Transactions                                      98,787    204,391
                                               ----------  ---------
    Total Increase                                205,704    174,530
NET ASSETS
Beginning of period                               819,397    644,867
                                               ----------  ---------
End of period (including undistributed net
 investment income of $136 and $1,133,
 respectively)                                 $1,025,101   $819,397
                                               ==========  =========

(a) Class Z shares were initially offered on July 31, 1995.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                         Year ended October 31
                                                     --------------------------
NUMBER OF FUND SHARES (a)                              1995              1994
Sold - Class A                                         8,868            11,383
Issued in acquisition of Liberty Financial
 Growth and Income Fund                                4,730              -
Issued for distributions reinvested - Class A          5,968             2,821
Repurchased - Class A                                (13,808)           (7,202)
                                                      ------            ------
                                                       5,758             7,002
                                                      ------            ------

Sold - Class B                                         9,250            20,623
Issued for distributions reinvested - Class B          2,814               794
Repurchased - Class B                                 (5,252)           (3,371)
                                                      ------            ------
                                                       6,812            18,046
                                                      ------            ------

Sold - Class Z                                           407              -
Issued for distributions reinvested - Class Z              2              -
                                                      ------            ------
                                                         409              -
                                                      ------            ------



(a) Class Z shares were initially offered on July 31, 1995.








See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: The Colonial Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class Z. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class Z shares are offered continuously at net asset value.
There are certain restrictions on the purchase of Class Z shares please refer to a prospectus. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. Whe management deems it appropriate, an over-the-counter or exchange bid quotation is is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair valu under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

              Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Class A, Class B and Class Z per share data was calculated using the average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net invest- ment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B shares and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Funds policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY CONTRACTS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains(losses) on foreign currency transactions includes the fluctuation in exchange rates on gains(losses) between trade and settlement dates on securities transactions, gains(losses) arising from the disposition of foreign currency and currency gains(losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains(losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains(losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized

                   Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT:  Colonial Investors Service Center, Inc. (the Transfer
Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:  Colonial
Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $189,833 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $878,329 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment to the Distributor of a service fee on Class A and Class B shares as follows:

        Value of shares                            Annual
    outstanding on the 20th of                      Fee
   each month which were issued                     Rate
-----------------------------------               --------
      Prior to April 1, 1989                       0.15%
     On or after April 1, 1989                     0.25%

                Notes to Financial Statements/October 31, 1995

--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $599,989,639 and $566,203,192, respectively, of which $4,583,079 and $9,987,472, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation             $184,647,924
    Gross unrealized depreciation              (17,014,421)
                                              ------------
            Net unrealized appreciation       $167,633,503
                                              ------------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  MERGER INFORMATION
--------------------------------------------------------------------------------

On March 24, 1995, Liberty Financial Growth and Income Fund (LFGIF) was merged into the Fund by a non-taxable exchange of 4,730,303 shares of the Fund (valued at $36,806,337) for the 3,433,000 of LFGIF shares then outstanding. The assets of LFGIF acquired included unrealized appreciation of $1,319,964. The aggregate net assets of the Fund and LFGIF immediately after the merger were $879,529,274.

                           FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:
                                          Year ended October 31
                         -----------------------------------------------------
                                      1995                        1994
                          Class A   Class B   Class Z(b)    Class A   Class B
                         --------------------------------  --------------------
Net asset value -
 Beginning of period     $  8.060   $  8.050   $ 8.780      $  8.410   $  8.400
                         --------   --------   -------      --------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income       0.200      0.137     0.041         0.171      0.109
Net realized and
 unrealized gain (loss)     1.393      1.395     0.167        (0.116)    (0.111)
                         --------   --------   -------      --------   --------
  Total from Investment
   Operations               1.593      1.532     0.208         0.055     (0.002)
                         --------   --------   -------      --------   --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income (0.212)    (0.151)   (0.048)       (0.160)    (0.103)
From net realized gains    (0.501)    (0.501)     -           (0.245)    (0.245)
                         --------   --------   -------      --------   --------
  Total Distributions
   Declared to
   Shareholders            (0.713)    (0.652)   (0.048)       (0.405)    (0.348)
                         --------   --------   -------      --------   --------
Net asset value -
 End of period           $  8.940   $  8.930   $ 8.940      $  8.060   $  8.050
                         ========   ========   =======      ========   ========
Total return (c)            21.72%     20.84%     2.02% (d)     0.74%     (0.04)%
                         ========   ========   =======      ========   ========

RATIOS TO AVERAGE NET ASSETS
Expenses                     1.16%      1.93%     0.93%         1.14%      1.89%
Net investment income        2.43%      1.66%     2.66% (e)     2.07%      1.32%
Portfolio turnover             66%        66%       66%           54%        54%
Net assets at end of
 period (000)            $667,611   $353,831   $ 3,659      $555,275   $264,122

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
85% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995, qualify for the corporate dividends received deduction.

                           FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                          Year ended October 31
                         ----------------------------------------------------
                                1993(b)             1992(b)          1991(b)
                          Class A   Class B   Class A   Class B(c)   Class A
                         ------------------- ---------------------- ---------
Net asset value -
 Beginning of period     $  7.390  $  7.390  $  7.050  $  7.440     $  5.700
                          -------   -------   -------   -------      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income       0.156     0.104     0.173     0.052        0.218
Net realized and
 unrealized gain (loss)     1.293     1.282     0.489    (0.044)       1.509
                          -------   -------   -------   -------      -------
  Total from Investment
   Operations               1.449     1.386     0.662     0.008        1.727
                          -------   -------   -------   -------      -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income (0.147)   (0.094)   (0.185)   (0.058)      (0.222)
From net realized gains    (0.282)   (0.282)   (0.137)     -          (0.155)
                          -------   -------   -------   -------      -------
 Total Distributions
  Declared to
  Shareholders             (0.429)   (0.376)   (0.322)   (0.058)      (0.377)
                          -------   -------   -------   -------      -------
 Net asset value -
  End of period          $  8.410  $  8.400  $  7.390  $  7.390     $  7.050
                          =======   =======   =======   =======      =======
 Total return (d)           20.21%    19.38%     9.65%    (0.31)%      31.23%
                          =======   =======   =======   =======      =======

RATIO OF AVERAGE NET ASSETS
Expenses                     1.10%     1.85%     1.09%     1.84%(f)     1.06%
Net investment income        1.94%     1.19%     2.52%     1.77%(f)     3.35%
Portfolio turnover             14%       14%       37%       37%          36%
Net assets at end
 of period (000)         $520,706  $124,161  $413,228  $ 15,582     $366,808

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3 for 1 stock split effective December 10, 1993
(c) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                      REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF THE COLONIAL FUND

        In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Colonial Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                             SHAREHOLDER SERVICES
                           to Make Investing Easier

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase class b or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                   IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Colonial Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Colonial Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Logo]
COLONIAL MUTUAL FUNDS

Mutual Funds for
Planned Portfolios

                                   TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, Inc. [Copyright] 1995
     One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                           TF-02/474B-1095  (12/95)

[Logo]Printed on recycled paper